UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026

THERIVA BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices and zip code)

(301) 417-4364

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TOVX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 18, 2026 (the “Effective Date”), Theriva Biologics, Inc. (the “Company”) entered into a license agreement (the “Agreement”) with Rasayana Therapeutics, Inc. (“Rasayana”), whereby the Company granted Rasayana an exclusive worldwide license with the right to grant sublicenses to Research, Develop, Manufacture and Commercialize (as such terms are defined in the Agreement) any Product (as such term is defined in the Agreement), which includes SYN-020, an oral formulation of the recombinant intestinal alkaline phosphatase enzyme, comprising, containing, or covered by the Licensed IP (as such term is defined in the Agreement) and/or devised, developed, or produced using the Licensed IP. Pursuant to the terms of the Agreement, Rasayana will assume all responsibility and costs for the Development and Commercialization.of the Product.

Under the terms of the Agreement, the Company received an upfront payment of Three Hundred Thousand Dollars ($300,000) from Rasayana on the Effective Date. In addition, the Company is entitled to receive from Rasayana development milestone payments of up to an aggregate of $16,000,000 and sales milestone payments of up to an aggregate of $22,000,000 upon achievement of certain development and net sales milestones with respect to Products.

In addition, during the Royalty Term (as such term is defined in the Agreement), the Company is entitled to receive tiered royalties ranging from low to mid single digits on net sales of a Product .

The Company will also be entitled to receive a certain percentage of any Sublicense Revenue ( as such term is defined in the Agreement) received by Rasayana or its affiliates

Under the terms and conditions of the Agreement, Rasayana has agreed to use Commercially Reasonable Efforts (as such term is defined in the Agreement) to meet certain specified Development milestones.

The term of the Agreement commenced on the Effective Date and continues on a country-by-country basis until the expiration of the Royalty Term. If either the Company or Rasayana materially breaches any material obligation under the Agreement and does not cure such breach, the non-breaching party may terminate the Agreement in its entirety; provided that if such breach is capable of being cured but cannot be cured within such sixty (60) day period and the breaching party initiates actions to cure such breach within such period and thereafter diligently pursues such actions, the breaching party shall have one additional period of sixty (60) days to cure such breach.. Either party may also terminate the Agreement, upon written notice, if the other party has an Insolvency Event ( as such term is defined in the Agreement). Rasayana has the right to terminate the Agreement for any or no reason upon ninety (90) days’ written notice to the Company, including but not limited to instances in which the outcome of a clinical trial is adverse and/or unsatisfactory to Rasayana (in its reasonable discretion). If Rasayana suspends all material Development efforts with respect to all Products for a period of one hundred and eighty (180) days, or fails to use Commercially Reasonable Efforts to achieve any of the Development milestones by the applicable deadline), then the Company may terminate this Agreement upon ninety (90) days prior written notice to Rasayana, unless Rasayana resumes material Development efforts within such period. Upon a termination the rights granted under the Agreement terminate and revert irrevocably to the Company.

The foregoing summary description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On February 17, 2026, the Company issued a press release announcing the Agreement, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

The Company undertakes no duty or obligation to update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time if its management believes it is appropriate. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1*	License Agreement between Theriva Biologics, Inc. and Rasayana Therapeutics, Inc.
99.1	Press Release date February 18, 2026
104	Cover Page Interactive Data File (embedded within the XBRL document)

* Certain portions of this exhibit (indicated by “[***]”) have been omitted in accordance with Item 601(b) (10) of Regulation S-K. The Company agrees to furnish an unredacted copy of this exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2026	THERIVA BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
		Name:	Steven A. Shallcross
		Title:	Chief Executive Officer and Chief Financial Officer